Exhibit 10.2

SIXTH AMENDMENT

TO

AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

THIS SIXTH AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Sixth Amendment” or this “Amendment”) is entered into as of October 26, 2018 (the “Sixth Amendment Closing Date”), by and among HERCULES FUNDING II LLC, a Delaware limited liability company (“Borrower”), the lenders identified on the signature page hereof (such lenders, together with their respective successors and assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”), and WELLS FARGO CAPITAL FINANCE, LLC, formerly known as Wells Fargo Foothill, LLC, a Delaware limited liability company, as the arranger and administrative agent for the Lenders (in such capacity, “Agent”), with reference to the following facts, which shall be construed as part of this Sixth Amendment:

RECITALS

A.

Borrower, Lenders and Agent have entered into that certain Amended and Restated Loan and Security Agreement dated as of June 29, 2015, as amended by that certain First Amendment to Amended and Restated Loan and Security Agreement dated as of December 16, 2015, that certain Second Amendment to Amended and Restated Loan and Security Agreement dated as of March 8, 2016, that certain Third Amendment to Amended and Restated Loan and Security Agreement dated as of April 7, 2016, that certain Fourth Amendment to Amended and Restated Loan and Security Agreement dated as of April 3, 2017, and that certain Fifth Amendment to Amended and Restated Loan and Security Agreement dated as of July 31, 2018 (as amended, supplemented, replaced, renewed or otherwise modified from time to time, the “Loan Agreement”), pursuant to which Lenders and Agent are providing financial accommodations to or for the benefit of Borrower upon the terms and conditions contained therein.  Unless otherwise defined herein, capitalized terms or matters of construction defined or established in the Loan Agreement (as amended by this Sixth Amendment) shall be applied herein as defined or established therein.

B.	Borrower, Lenders and Agent have agreed to enter into this Sixth Amendment to extend the Revolving Credit Availability Period.

AGREEMENT

NOW, THEREFORE, in consideration of the continued performance by Borrower of its promises and obligations under the Loan Agreement and the other Loan Documents, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Lenders and Agent hereby agree as follows:

1.Ratification of Existing Loan Documents.  Each of the parties acknowledges, confirms, and ratifies the provisions of the Loan Agreement and the other Loan Documents, which shall be unmodified and shall continue to be in full force and effect in accordance with their terms except as expressly provided under this Sixth Amendment.

2.Amendments to the Loan Agreement.  The Loan Agreement is hereby amended as follows:

2.1Amendment to Existing Definition.  Section 1.1 of the Loan Agreement is hereby amended by deleting the definition of “Revolving Credit Availability Period” in its entirety and replacing it as follows:

“‘Revolving Credit Availability Period’ means the period commencing on the Original Closing Date and ending on the earlier of (a) January 28, 2019, and (b) termination pursuant to Section 9.1.”

3.Extension Fee.  On the Sixth Amendment Closing Date, Agent, for its sole and separate account, shall have earned an extension fee (the “Extension Fee”) equal to $46,875.00 for the amendments set forth herein, which Extension Fee shall be due and payable to Agent in full on the Sixth Amendment Closing Date.  On such date, Agent hereby is expressly authorized by the Borrower to (i) charge such Extension Fee to the Loan Account, and (ii) designate such Extension Fee as an Advance under the Loan Agreement.

4.Conditions Precedent.  Notwithstanding any other provision of this Sixth Amendment, this Sixth Amendment shall be of no force or effect, and Lenders and Agent shall not have any obligations hereunder, unless and until each of the following conditions have been satisfied:

4.1Receipt of Executed Sixth Amendment.  Agent shall have received this Sixth Amendment, duly executed by Borrower, Lenders, and Agent;

4.2Receipt of Omnibus Officer’s Certificate. Agent shall have received a certificate from an Authorized Person of each of Borrower and HTGC (i) attesting to the resolutions adopted by the Board of Directors of such Person, authorizing its execution, delivery, and performance of this Amendment, and authorizing specific Authorized Persons to execute the same on its behalf, (ii) attesting to the incumbency and signatures of such specified Authorized Persons, and (iii) evidencing the formation, existence, and good standing of such Person from the Secretary of State of its jurisdiction of organization or formation, as applicable; and

4.3No Default or Event of Default.  No Default or Event of Default shall have occurred and be continuing.

5.Representations and Warranties Regarding Loan Agreement.  Borrower hereby represents and warrants that the representations and warranties contained in the Loan Agreement are true and correct in all material respects as of the Sixth Amendment Closing Date, except to the extent that (a) a particular representation or warranty by its terms expressly applies only to an earlier date, in which case such representation or warranty was true and correct in all material respects as of such earlier date, or (b) Borrower has previously advised Agent in writing as contemplated under the Loan Agreement.  Borrower hereby further represents and warrants that no event has occurred and is continuing, or would result from the transactions contemplated under this Sixth Amendment, that constitutes or would constitute a Default or an Event of Default.

6.Miscellaneous.

6.1Costs and Expenses.  Borrower hereby affirms its obligation under the Loan Agreement to reimburse the Agent for all Lender Group Expenses paid or incurred by the Agent in connection with the preparation, negotiation, execution and delivery of this Sixth Amendment, including but not limited to the attorneys’ fees and expenses of attorneys for the Agent with respect thereto.

6.2Headings.  The various headings of this Sixth Amendment are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Sixth Amendment or any provisions hereof.

6.3Counterparts.  This Sixth Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.  Delivery of an executed counterpart of a signature page to this Sixth Amendment by either (i) facsimile transmission or (ii) electronic transmission in either Tagged Image Format Files (TIFF) or Portable Document Format (PDF), shall be effective as delivery of a manually executed counterpart thereof.

6.4Interpretation.  No provision of this Sixth Amendment shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party’s having or being deemed to have structured, drafted or dictated such provision.

6.5Complete Agreement.  This Sixth Amendment constitutes the complete agreement between the parties with respect to the subject matter hereof, and supersedes any prior written or oral agreements, writings, communications or understandings of the parties with respect thereto.

6.6GOVERNING LAW.  THIS SIXTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE INTERNAL CONFLICTS OF LAWS PROVISIONS THEREOF.

6.7Effect.  Upon the effectiveness of this Sixth Amendment, each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import shall mean and be a reference to the Loan Agreement as amended hereby and each reference in the other Loan Documents to the Loan Agreement, “thereunder,” “thereof,” or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

6.8Conflict of Terms.  In the event of any inconsistency between the provisions of this Sixth Amendment and any provision of the Loan Agreement, the terms and provisions of this Sixth Amendment shall govern and control.

6.9No Novation or Waiver.  Except as specifically set forth in this Sixth Amendment, the execution, delivery and effectiveness of this Sixth Amendment shall not (a) limit, impair, constitute a waiver by, or otherwise affect any right, power or remedy of, Agent or Lenders under the Loan Agreement or any other Loan Document, (b) constitute a waiver of any provision in the Loan Agreement or in any of the other Loan Documents or of any Default or Event of Default that may have occurred and be continuing, or (c) alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Loan Agreement or in any of the other Loan Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

6.10Release.  BORROWER HEREBY ACKNOWLEDGES THAT AS OF THE DATE HEREOF IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS‑COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF BORROWER’S LIABILITY TO REPAY THE OBLIGATIONS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDERS, AGENT, OR THEIR RESPECTIVE AFFILIATES, PARTICIPANTS OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, AGENTS, EMPLOYEES OR ATTORNEYS.  BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDERS, AGENT, THEIR RESPECTIVE AFFILIATES AND PARTICIPANTS, AND THEIR PREDECESSORS, AGENTS, OFFICERS, DIRECTORS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS SIXTH AMENDMENT IS EXECUTED, WHICH BORROWER MAY NOW OR HEREAFTER HAVE AGAINST LENDERS, AGENT, OR THEIR RESPECTIVE PREDECESSORS, AGENTS, ATTORNEYS, OFFICERS, DIRECTORS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND, IN EACH CASE, ARISING FROM THE LIABILITIES, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS SIXTH AMENDMENT.  BORROWER HEREBY COVENANTS AND AGREES NEVER TO INSTITUTE ANY ACTION OR SUIT AT LAW OR IN EQUITY, NOR INSTITUTE, PROSECUTE, OR IN ANY WAY AID IN THE INSTITUTION OR PROSECUTION OF ANY CLAIM, ACTION OR CAUSE OF ACTION, RIGHTS TO RECOVER DEBTS OR DEMANDS OF ANY NATURE AGAINST LENDERS, AGENT, THEIR RESPECTIVE AFFILIATES AND PARTICIPANTS, OR THEIR RESPECTIVE SUCCESSORS, AGENTS, OFFICERS, DIRECTORS, EMPLOYEES, AND PERSONAL AND LEGAL REPRESENTATIVES ARISING ON OR BEFORE THE DATE HEREOF OUT OF

OR RELATED TO LENDERS’ OR AGENT’S ACTIONS, OMISSIONS, STATEMENTS, REQUESTS OR DEMANDS IN ADMINISTERING, ENFORCING, MONITORING, COLLECTING OR ATTEMPTING TO COLLECT THE OBLIGATIONS OF THE BORROWER TO LENDERS AND AGENT, WHICH OBLIGATIONS ARE EVIDENCED BY THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Sixth Amendment to Amended and Restated Loan and Security Agreement as of the day and year first above written.

HERCULES FUNDING II LLC, a Delaware limited liability company, as Borrower By: Name: Melanie Grace Title: Secretary
WELLS FARGO CAPITAL FINANCE, LLC, formerly known as Wells Fargo Foothill, LLC, a Delaware limited liability company, as Agent and as sole Lender By: Name: Title:

6